                                                                    Exhibit 10.5

                                     WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

                           ENCORE MEDICAL CORPORATION
                              COMMON STOCK WARRANT
                              --------------------


No. CS-1                                             Void after February 8, 2009


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, CapitalSource Holdings LLC (the "Holder") is entitled to subscribe for and purchase such number of fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the "Shares") of the Common Stock (the "Common Stock"), of Encore Medical Corporation, a Delaware corporation (the "Company"), as is set forth in Section 1(b) below, at the price of $0.01 per Share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is being issued and delivered pursuant to that certain Note and Equity Purchase Agreement dated as of February 8, 2002 (the "Purchase Agreement"), by and among the Company and CapitalSource Finance LLC. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

     1.   Method of Exercise; Payment.
          ---------------------------

          (a) Exercise. This Warrant shall be exercisable in whole or in part
              --------
from and after 5:00 p.m., Central Time on the earlier of (i) February 8, 2003 and (ii) the date of an Event of Default until 5:00 p.m., Central time, on the Expiration Date (as defined below).

          (b) Number of Shares. The number of Shares purchasable under
              ----------------
this Warrant shall initially be 2,150,000. In the event that the Company obtains the consent of its stockholders required to comply with NASDAQ Rule 4350(i)(1)(D) prior to July 1, 2002 (the "Stockholder Consent"), the number of Shares purchasable under this Warrant shall be increased to 2,198,614 (subject to adjustment as provided herein).

          (c) Cash Exercise. The purchase rights represented by this Warrant may
              -------------
be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the "Notice of

Exercise" form attached hereto as Exhibit A duly executed) at the principal
                                  ---------
office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

          (d) Net Issue Exercise. In lieu of exercising this Warrant,
              ------------------
the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

          X = Y (A-B)
              -------
                 A

          Where X   =   the number of the Shares to be issued to the Holder.

                Y   =   the number of the Shares purchasable under this Warrant
                        (without regard to the net issue exercise provisions of this Section l(d)) or, if only a portion of the Warrant is exercised, the portion of the Warrant being canceled
                        (at the date of such calculation).

                A   =   the fair market value of one share of the Shares (at the
                        date of such calculation).

                B   =   the Exercise Price (as adjusted to the date of such
                        calculation).

          (e) Fair Market Value. For purposes of this Warrant, the per share
              -----------------
"fair market value" of the Shares shall mean:

              (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the average of the closing prices of such Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed for the 20 trading days prior to the date of exercise of this Warrant, or if not so listed then the fair market value shall be the average of the last reported sale prices of the Common Stock for each of the 20 trading days prior to the date of exercise of this Warrant (or the average closing bid and asked prices of the Common Stock for each such day if no sale is made on such day), in each case as published in The Wall
                                                                  --------
Street Journal; or
--------------

              (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof); provided that if the Holder does not approve such determination by the Board of Directors, the fair market value shall be determined based on earnings and book value and other appropriate items in accordance with the following procedures:

                    (A) the Holder will recommend three qualified, independent appraisers to the Company;

                    (B) the Company will select and compensate one of the three appraisers to determine a value;

                    (C) if either the Holder or the Company is dissatisfied with the value determined by the first appraiser, that Person may designate and compensate an appraiser of its choice to determine a second value;

                    (D) if the second value is within 10% of the first value or if the Holder and the Company agree, the average of the two values will be the "fair market value";

                    (E) if the second value is not within 10% of the first value, and if either the Holder or the Company is dissatisfied with the second value, that Person may designate and compensate an appraiser of its choice to determine a third value;

                    (F) the average of the two values that are nearest will be the "fair market value".

        (f) Stock Certificates. Promptly upon receipt of a Notice of Exercise,
              ------------------
the Company will issue and deliver such Common Stock under this Warrant. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within five (5) days and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     2. Stock Fully Paid. All of the Shares issuable upon the exercise of the
        ----------------
rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be duly and validly authorized and issued fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

     3. Adjustment to the Number of Shares Issuable and/or the Exercise Price.
        ---------------------------------------------------------------------
The number of Shares issuable upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as set forth in this Section
3. Upon each adjustment pursuant to this Section 3, the Holder shall thereafter be entitled to purchase the adjusted number of shares of Common Stock at such new Exercise Price.

        (a) If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the Common Stock, then (i) the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased and the Exercise Price shall be proportionately decreased in the case of a split or subdivision or (ii) the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately decreased and the Exercise Price shall be proportionately increased in the case of a combination. Any adjustment made pursuant to this
Section 3(a) shall become effective immediately after the effective date of a split, subdivision or combination.

          (b) If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of Common Stock receivable upon exercise of this Warrant and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the Common Stock receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

          (c) If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the Common Stock as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock that is subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

          (d) If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be in one or a series of transactions (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

          (e) As of the date hereof, the shares of Common Stock purchasable pursuant to this Warrant have an aggregate implied value (the "Implied Value") of $6,772,500 (provided that, in the event the Company obtains the Stockholder Consent and the number of shares of Common Stock purchasable pursuant to this Warrant is increased as provided in Section 1(b), the Implied Value as of the date hereof shall be deemed to be $6,925,634.10), determined by multiplying the number of shares of Common Stock purchasable pursuant to this Warrant by $3.15 (the "Implied Value Per Share"). If during the period beginning with the date hereof and ending on August 8, 2002 (the "Initial Period"), the Company issues Additional Shares of Common Stock (as defined below) for a consideration per share of Common Stock (calculated on an as-converted basis for Common Stock Equivalents) (the "Subsequent Value Per Share") less than the Implied Value Per Share (as adjusted for any split, subdivision, combination, merger, consolidation or other reorganization (collectively, "Corporate Event")), then the number of shares of Common Stock purchasable pursuant to this Warrant (as adjusted for any Corporate Event) shall be increased to that number of shares of Common Stock equal to the Implied Value divided by the Subsequent Value Per Share.

     If after the Initial Period, the Company issues Additional Shares of Common Stock for a Subsequent Value Per Share less than the Implied Value Per Share (as adjusted for any Corporate Event), then the number of shares of Common Stock purchasable pursuant to this Warrant (as adjusted for any Corporate Event) shall be increased to that number of shares of Common Stock equal to the Implied Value divided by a price per share equal to the quotient obtained by dividing:

          (A) an amount equal to the sum of (x) the total shares of Common Stock Deemed Outstanding immediately prior to such issuance, multiplied by the Implied Value Per Share, and (y) the consideration received by the Company upon such issuance of Additional Shares of Common Stock; by

          (B) the total number of shares of Common Stock Deemed Outstanding immediately after the issuance of such Additional Shares of Common Stock.

     Such adjustment shall be made successively whenever such an issuance is made.

          (f) Readjustment.
              ------------

              (i) If any option or right, the issuance of which resulted in an adjustment under paragraph (e) above, expires without having been exercised prior to the exercise by the Holder of its rights hereunder, the number of shares of Common Stock then issuable hereunder shall then be readjusted to such lesser number as would have been issuable had the option or right never been issued.

              (ii) If any right to convert or exchange any Common Stock Equivalent, the issuance of which resulted in an adjustment hereunder, expires without having been exercised prior to the exercise by Holder of its rights hereunder, the number of shares of Common Stock then issuable hereunder shall then be readjusted to such lesser number as would have been issuable had the Common Stock Equivalent never been issued.

              (iii) If any right to convert, exercise or exchange any Common Stock Equivalent, the issuance of which resulted in an adjustment hereunder, provides by its terms for the issuance of a variable number of shares of Common Stock or a variable per share price (a "Variable Security"), then the maximum number of shares of Common Stock issuable under such Variable Security (including without limitation any additional shares that may be issued pursuant to any employment agreement or other document with respect thereto) shall be used for the calculation of Common Stock Deemed Outstanding, and the minimum per share price shall be used to determine whether such transaction requires an adjustment hereunder. In the event that the number of shares of Common Stock issuable under the Variable Security decreases (other than through partial conversion, exchange or exercise) or the per share price increases, the number of shares of Common Stock then issuable hereunder shall be readjusted, as of the date of the original adjustment, to reflect such decrease or increase.

          (g) For purposes of any computation respecting consideration received, the following shall apply:

              (i) in the case of the issuance of shares of Common Stock or Common Stock Equivalents for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

              (ii) in the case of the issuance of shares of Common Stock or Common Stock Equivalents for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination for purposes of this Section 3(g)(ii) shall be conclusive.

          (h) For the purposes of this Section 3, the following clauses shall also be applicable:

              (i) Treasury Shares. The number of shares of Common Stock Deemed
                  ---------------
Outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Additional Shares of Common Stock for the purposes of this Section 3.

              (ii) Certain Issues Excepted. Anything herein to the contrary
                   -----------------------
notwithstanding, the Company shall not be required to make any adjustment of any Exercise Price in the event that the Company shall grant one or more of options to purchase up to 1,394,429 shares of Common Stock in the aggregate pursuant to a stock option plan approved by the Board of Directors of the Company and, if required by the shareholders of the Company, and granted to directors, officers, employees and consultants of the Company or any other Loan Party (as defined in the Purchase Agreement).

          (i) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this
            --------  -------
subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. In no event shall the Exercise Price be decreased below the par value of the Common Stock. All calculations shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (j) If prior to the date on which the Stockholder Consent is obtained there are any adjustments to the number of Shares issuable upon exercise of this Warrant or the Exercise Price pursuant to this Section 3 and such Stockholder Consent is thereafter obtained, then all such adjustments shall be recalculated as if the number of Shares issuable upon exercise of this Warrant on the date hereof was 2,198,614.

          (k) Any determination that the Company or the Board of Directors must make pursuant to this Section 3 shall be conclusive if made in good faith.

     4.   Notices.
          -------

          (a) Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

          (b) If the Company (i) pays any dividend, or makes any distribution, or repurchases or redeems any of its Common Stock, or (ii) offers any subscription rights pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights, then at least 15 days prior to the record date for such action, the Company will send written notice (by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Company) of the dates on which (A) the Company will close its books or take a record for such action, (B) such action will occur and (C) the holders of Common Stock of record will participate in such action.

          (c) If the Company (i) enters into any reorganization, merger, consolidation, sale or transfer or any reclassification of its capital stock, or
(ii) is the subject of a voluntary or involuntary dissolution, liquidation or winding up of the Company, then at least 15 days prior to such action, the Company will send written notice (by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Company) of the dates on which (A) the Company will close its books or take a record for such action, (B) such action will occur and (C) the holders of capital stock of record may exchange their capital stock for securities or other property deliverable upon such action.

     5.   Fractional Shares. This Warrant may not be exercised for fractional
          -----------------
shares. In lieu of fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of a Share then in effect.

     6.   Representations and Warranties.
          ------------------------------

          (a) The Company represents and warrants that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

          (b) The Holder of this Warrant represents and warrants that this

Warrant and Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     7.   Transfer. Neither this Warrant nor any of the Shares (when issued) may
          --------
be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements thereunder and in compliance with applicable state securities laws and (ii) in a minimum amount of 250,000 Shares (as adjusted for any Corporate Event) (other than any portion of this Warrant or the Shares transferred to Galen Associates in accordance with the terms of the Galen Agreement). The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form):

          THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     8.   Rights of Shareholders. Except as otherwise expressly provided herein
          ----------------------
or in the Investor Rights Agreement dated as of February 8, 2002 by the Holder and the Company (as the same may be amended from time to time), no holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, or to have any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9.  Expiration of Warrant. This Warrant shall expire and shall no longer be
         ---------------------
exercisable after 5:00 p.m., Central Time, on February 8, 2009 (the "Expiration Date").

     10. Notices. All notices and other communications required or permitted
         -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, guaranteeing overnight delivery, or (d) upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), if delivered by facsimile or electronic transmission, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the register maintained by the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Chief Executive Officer) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

     11. Warrant Register. The Company will maintain a register (the "Warrant
         ----------------
Register") containing the name and address of the Holder and its permitted transferees and assigns. The Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. To effect a transfer permitted by Section 7 hereof, the Holder must present (either in person, or by duly authorized attorney) written notice substantially in the form of Exhibit B attached hereto. To prevent a transfer in
                             ---------
violation of Section 7, the Company may issue appropriate stop orders to its transfer agent.

     12. Payment of Taxes. The Company will pay all documentary stamp taxes
         ----------------
attributable to the issuance of Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or
--------  -------
taxes which may be payable in respect of any transfer involved in the registration of any certificates for Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding this Warrant or receiving the Shares under this Warrant.

     13. Replacement of Warrant; Transfer.
         --------------------------------

         (a) If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it. Holder shall also comply with such other reasonable regulations and pay such other reasonable charges attributable to the replacement of this Warrant.

         (b) This Warrant and any of the Shares (when issued) are freely transferable subject to the requirements of Section 7 hereof.

     14. Reservation of Shares. The Company will at all times reserve and keep
         ---------------------
available out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of the Warrants, a number of shares of Common Stock equal to the maximum number of Shares (as adjusted from time to time pursuant to Section 3 hereof) which may then be deliverable upon the exercise of this Warrant and all other outstanding warrants issued and sold pursuant to the Purchase Agreement.

     15. Rights of Holder. If the Company offers to repurchase or redeem, which
         ----------------
offer is made generally available to the holders of the Common Stock of the Company, the Company will offer to include the Holder in such repurchase or redemption, as if the Holder had exercised this Warrant immediately prior to such event (or any record date with respect thereto). If the Holder elects to participate in a repurchase or redemption, this Warrant shall be modified (as of the date of such event) so that the Holder shall be entitled to receive, upon exercise, the number of shares of Common Stock issuable hereunder less the number of shares of Common Stock redeemed or repurchased.

     16. Investors' Rights Agreement. The Holder shall have certain rights in
         ---------------------------
regard to this Warrant or Shares issued hereunder as set forth in an Investors' Rights Agreement, as amended, by and among the Company, the Holder and certain of its shareholders, whether or not such Holder has agreed to become a party thereto.

     17. Definitions. For the purposes hereof, the following terms shall have
         -----------
the following meanings:

     "Additional Shares of Common Stock" means (a) all shares of Common Stock and (b) all shares of Common Stock Equivalents, in each case issued by the Company after the date of this Warrant, whether or not subsequently reacquired or retired by the Company, other than:

     (i) shares of Common Stock issued upon conversion of rights, options or warrants to acquire, or other securities convertible into or exchangeable or exercisable for, shares of Common Stock; or

     (ii) shares of Common Stock issued in transactions giving rise to adjustments under Sections 3(a) through (d); or

     (iii) shares of Common Stock described in Section 3(h)(ii).


     "Common Stock Equivalent" means any security of the Company that is directly or indirectly convertible, exercisable, or exchangeable into Common Stock at any time.

     "Common Stock Deemed Outstanding" means, at any given time, the sum of:

          (a) the number of shares of Common Stock outstanding at such time, plus
          ----

          (b) the number of shares of Common Stock issuable upon conversion, exercise, or exchange of any Common Stock Equivalents outstanding at such time.

     18. Governing Law. THIS WARRANT AND ALL ACTIONS ARISING OUT OF OR IN
         -------------
CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CORPORATE LAWS OF THE STATE OF DELAWARE.

     Issued this 8/th/ day of February, 2002.

                                ENCORE MEDICAL CORPORATION

                                By: /s/ Harry L. Zimmerman
                                    -----------------------------------------
                                    Harry L. Zimmerman
                                    Executive Vice President and Secretary

Attachments
-----------

Exhibit A - Notice of Exercise
Exhibit B - Assignment

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

                                    EXHIBIT A

                               NOTICE OF EXERCISE
                               ------------------

TO:  Encore Medical Corporation

     Attention: Chief Executive Officer

1. The undersigned hereby elects to purchase shares of the Common Stock of Encore Medical Corporation (the "Company") pursuant to the terms of the attached Warrant.

2.     Method of Exercise (Please initial the applicable blank):

       -- The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

       -- The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(d) of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                    (Address)

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.



                                           _____________________________________
                                           (Signature)

                                           Title: ______________________________


_________________
(Date)

                                    EXHIBIT B

                                   ASSIGNMENT
                                   ----------

     For value received, the undersigned hereby sells, assigns and transfers unto:

         _______________________________
         (Name)

         _______________________________
         (Address)

     the attached Warrant, together with all right, title and interest therein to purchase [__] shares of the Common Stock, and does hereby irrevocably appoint _______________________ as attorney-in-fact to transfer said Warrant on the books of _______________________, with full power of substitution in the premises.

     Done this ______ day of ____________ 20____.




                                                 _______________________________
                                                           (Signature)

                                                 _______________________________
                                                         (Name and title)

                                                 _______________________________

                                                 _______________________________
                                                             (Address)

                                      A-2